UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2006

POTLATCH CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	001-32729	82-0156045
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

601 W. Riverside Avenue, Suite 1100 Spokane, WA	99201
(Address of principal executive offices)	(Zip Code)

509-835-1500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

ITEM 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d)	The Board of Directors of Potlatch Corporation elected John S. Moody as a Director on September 16, 2006. A copy of the press release issued September 18, 2006 announcing his election, is filed with this report as Exhibit 99.1.

There was no arrangement or understanding between Mr. Moody and any other person pursuant to which he was elected a Director.

The Board of Directors has not named Mr. Moody to serve on any committees of the Board. The Board expects to assess Committee appointments for him at its December meeting, at which time, if appropriate, this Form 8-K will be amended to indicate on which Board committees Mr. Moody will serve.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Potlatch Corporation Press Release, issued September 18, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 19, 2006

POTLATCH CORPORATION

By:	/s/ Pamela A. Mull
Pamela A. Mull Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Potlatch Corporation Press Release, issued September 18, 2006

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